                                                                 Exhibit 99.4


               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    The following tables present unaudited pro forma combined financial information for NorthWestern Corporation as of and for the year ended December 31, 2001. The unaudited pro forma combined balance sheet gives effect to the following transactions as if each transaction had occurred on December 31, 2001:

    - the following securities offerings:

       - 270,000 shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on January 15, 2002 pursuant to the exercise of an overallotment option and the use of the net proceeds therefrom,

       - 4,440,000 shares of 8.10% trust preferred securities of NorthWestern Capital Financing III on January 31, 2002 and February 5, 2002 and the use of the net proceeds therefrom;

    - the following transactions:

       - the recent acquisition by NorthWestern Corporation of the Montana Power, L.L.C. for a purchase price of $1.1 billion, including the assumption of approximately $488 million in existing debt and preferred stock of the Montana Power, L.L.C., net of cash received,

       - the establishment of a new $1.0 billion credit facility by NorthWestern Corporation and the use of the net proceeds therefrom;

    - and

       - the refinancing of a portion of the new $1.0 billion credit facility with our recently announced $700 million offering assuming an interest rate of 7.5%.

    In addition, the unaudited pro forma combined statement of income gives effect to the above transactions and the following additional securities offerings as if each transaction had occurred on January 1, 2001:

    - 3,680,000 shares of NorthWestern Corporation common stock in October 2001 and the use of the net proceeds therefrom and

    - 4,000,000 shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on December 21, 2001 and the use of the net proceeds therefrom.

    The unaudited pro forma combined financial information is based upon currently available information and assumptions that management believes are reasonable. The unaudited pro forma combined financial information is prepared for illustrative purposes only and is not necessarily indicative of the operating results or financial condition of the company that would have occurred had the transactions occurred at the periods presented, nor is the unaudited pro forma combined financial information necessarily indicative of future operating results or the financial position of the combined companies.

    In the following table, EBITDA represents earnings from continuing operations before interest income, interest expense, income taxes, depreciation, amortization and other income and minority interests in income of subsidiaries. We believe that EBITDA provides meaningful additional information concerning a company's operating results and its ability to service its debt and other fixed obligations and to fund its continued growth. Many financial analysts consider EBITDA to be a meaningful indicator of an entity's ability to meet its future financial obligations. You should not construe EBITDA as an alternative to operating income (loss) as determined in accordance with generally accepted accounting principles, or GAAP, as an alternative to cash flows from operating activities as determined in accordance with GAAP or as a measure of liquidity. Because EBITDA is not calculated in the same manner by all companies, it may not be comparable to other similarly titled measures of other companies.

                            NORTHWESTERN CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                         FOR THE YEAR ENDED DECEMBER 31, 2001
                                        -----------------------------------------------------------------------

                                                                                                  MONTANA POWER
                                                                                                       LLC
                                                       SECURITIES     NORTHWESTERN                PURCHASE AND
                                        NORTHWESTERN    OFFERINGS     AS ADJUSTED      MONTANA     NEW CREDIT
                                        CORPORATION    ADJUSTMENTS   FOR SECURITIES     POWER       FACILITY
                                           ACTUAL       (1)(2)(3)      OFFERINGS       LLC(4)     ADJUSTMENT(5)
                                        ------------   -----------   --------------   ---------   -------------
OPERATING REVENUES....................   $4,237,755                    $4,237,755     $658,130
COST OF SALES.........................    3,380,188                     3,380,188      327,033
                                         ----------                    ----------     --------
GROSS MARGIN..........................      857,567                       857,567      331,097
                                         ----------                    ----------     --------
OPERATING EXPENSES:
  Selling, general and administrative
    expenses..........................      790,936                       790,936      167,740
  Restructuring expenses..............       24,916                        24,916
  Depreciation and amortization.......      125,765                       125,765       56,725
                                         ----------                    ----------     --------
                                            941,617                       941,617      224,465
                                         ----------                    ----------     --------
OPERATING INCOME (LOSS)...............      (84,050)                      (84,050)     106,632
Interest expense......................      (90,365)    $ 13,517          (76,848)     (37,145)     $(34,874)
Investment income and other...........        8,023                         8,023         (221)
                                         ----------     --------       ----------     --------      --------
INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS..................     (166,392)      13,517         (152,875)      69,266       (34,874)
Benefit (provision) for income
  taxes...............................       47,380        1,670           49,050      (25,634)       13,601
                                         ----------     --------       ----------     --------      --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS...........................     (119,012)      15,187         (103,825)      43,632       (21,273)
Minority interests....................      163,544                       163,544
                                         ----------     --------       ----------     --------      --------
NET INCOME............................       44,532       15,187           59,719       43,632       (21,273)
Minority interest on preferred
  securities of subsidiary trust......       (6,827)     (17,798)         (24,625)      (3,538)
Dividends on cumulative preferred
  stock...............................         (191)                         (191)
                                         ----------     --------       ----------     --------      --------
EARNINGS ON COMMON STOCK..............   $   37,514     $ (2,611)      $   34,903     $ 40,094      $(21,273)
                                         ==========     ========       ==========     ========      ========
AVERAGE COMMON SHARES OUTSTANDING.....       24,390        2,934           27,324
EARNINGS PER AVERAGE COMMON SHARE
  Basic...............................   $     1.54
  Diluted.............................         1.53

ADDITIONAL INFORMATION
EBITDA.........................................................................................................
Modified EBITDA(7).............................................................................................
Interest expense on recourse debt(8)...........................................................................
Recourse debt(9)...............................................................................................
Total capitalization, excluding nonrecourse debt of subsidiaries(10)...........................................

MODIFIED CREDIT RATIOS
Modified EBITDA to interest expense on recourse debt(7)(8).....................................................
Recourse debt to total capitalization, excluding
  nonrecourse debt of subsidiaries(9)(10)......................................................................

                                        FOR THE YEAR ENDED
                                         DECEMBER 31, 2001
                                        ------------------
                                        NORTHWESTERN AS
                                        FURTHER ADJUSTED
                                          FOR MONTANA
                                           POWER LLC
                                          PURCHASE AND
                                           NEW CREDIT           RECENTLY         NORTHWESTERN
                                            FACILITY      ANNOUNCED OFFERING(6)    PRO FORMA
                                        ----------------- --------------------   -------------
OPERATING REVENUES....................      $4,895,885                            $4,895,885
COST OF SALES.........................       3,707,221                             3,707,221
                                            ----------                             ---------
GROSS MARGIN..........................       1,188,664                             1,188,664
                                            ----------                             ---------
OPERATING EXPENSES:
  Selling, general and administrative
    expenses..........................         958,676                               958,676
  Restructuring expenses..............          24,916                                24,916
  Depreciation and amortization.......         182,490                               182,490
                                            ----------                            ----------
                                             1,166,082                             1,166,082
                                            ----------                            ----------
OPERATING INCOME (LOSS)...............          22,582                                22,582
Interest expense......................        (148,867)        $  (14,822)          (163,689)
Investment income and other...........           7,802                                 7,802
                                            ----------         ----------         ----------
INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS..................        (118,483)           (14,822)          (133,305)
Benefit (provision) for income
  taxes...............................          37,017              5,781             42,798
                                            ----------         ----------         ----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS...........................         (81,466)            (9,041)           (90,507)
Minority interests....................         163,544                               163,544
                                            ----------         ----------         ----------
NET INCOME............................          82,078             (9,041)            73,037
Minority interest on preferred
  securities of subsidiary trust......         (28,163)                              (28,163)
Dividends on cumulative preferred
  stock...............................            (191)                                 (191)
                                            ----------         ----------         ----------
EARNINGS ON COMMON STOCK..............      $   53,724         $   (9,041)        $   44,683
                                            ==========         ==========         ==========
AVERAGE COMMON SHARES OUTSTANDING.....                                                27,324
EARNINGS PER AVERAGE COMMON SHARE
  Basic...............................                                            $     1.64
  Diluted.............................                                                  1.63
ADDITIONAL INFORMATION
EBITDA................................                                               205,072
Modified EBITDA(7)....................                                               281,772
Interest expense on recourse debt(8)..                                               108,764
Recourse debt(9)......................                                             1,590,536
Total capitalization, excluding nonrec                                             2,337,831
MODIFIED CREDIT RATIOS
Modified EBITDA to interest expense on                                                   2.6x
Recourse debt to total capitalization,
  nonrecourse debt of subsidiaries(9).                                                   68.0%

    The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                            NORTHWESTERN CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                      AS OF DECEMBER 31, 2001
                                     ------------------------------------------------------------------------------------------
                                                                                                   MONTANA
                                                                                                  POWER LLC    NORTHWESTERN AS
                                                                                                  PURCHASE     FURTHER ADJUSTED
                                                                                                   AND NEW       FOR MONTANA
                                                    SECURITIES     NORTHWESTERN                    CREDIT         POWER LLC
                                     NORTHWESTERN    OFFERINGS     AS ADJUSTED       MONTANA      FACILITY       PURCHASE AND
                                     CORPORATION    ADJUSTMENTS   FOR SECURITIES      POWER      ADJUSTMENTS      NEW CREDIT
                                        ACTUAL       (11)(12)       OFFERINGS        LLC(13)      (14)(15)         FACILITY
                                     ------------   -----------   --------------   -----------   -----------   ----------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents........   $   53,528                    $   53,528     $   62,189                      $  115,717
  Restricted cash..................                                                    30,000                          30,000
  Accounts receivable, net.........      382,329                       382,329         78,842                         461,171
  Inventories......................      106,228                       106,228         10,760                         116,988
  Other............................       86,461                        86,461         38,039                         124,500
                                      ----------                    ----------     ----------                      ----------
                                         628,546                       628,546        219,830                         848,376
PROPERTY, PLANT AND EQUIPMENT,
  NET..............................      818,367                       818,367      1,111,034                       1,929,401
GOODWILL AND OTHER INTANGIBLE
  ASSETS, NET......................      979,648                       979,648          7,418     $142,541          1,129,607
OTHER ASSETS:
  Investments......................       94,650                        94,650         25,936                         120,586
  Other assets.....................       96,150     $   3,809          99,959        129,752                         229,711
                                      ----------     ---------      ----------     ----------                      ----------
                                         190,800         3,809         194,609        155,688                         350,297
                                      ----------     ---------      ----------     ----------     --------         ----------
                                      $2,617,361     $   3,809      $2,621,170     $1,493,970     $142,541         $4,257,681
                                      ==========     =========      ==========     ==========     ========         ==========
LIABILITIES AND SHAREHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term
    debt...........................   $  155,000                    $  155,000     $    3,395                      $  158,395
  Current maturities of long-term
    debt--nonrecourse..............       29,469                        29,469                                         29,469
  Short-term debt..................                                                               $650,059            650,059
  Short-term debt of subsidiaries--
    nonrecourse....................      219,828                       219,828                                        219,828
  Accounts payable.................      264,844                       264,844         24,823                         289,667
  Accrued expenses.................      259,959                       259,959        140,247       15,492            415,698
                                      ----------                    ----------     ----------     --------         ----------
                                         929,100                       929,100        168,465      665,551          1,763,116
                                      ----------                    ----------     ----------     --------         ----------
LONG-TERM LIABILITIES:
  Long-term debt...................      373,350     $(113,941)        259,409        442,680      (18,059)           684,030
  Long-term debt of subsidiaries--
    nonrecourse....................      462,523                       462,523                                        462,523
  Deferred income taxes............        5,934                         5,934                                          5,934
  Other noncurrent liabilities.....       75,476                        75,476        300,995       35,000            411,471
                                      ----------     ---------      ----------     ----------     --------         ----------
                                         917,283      (113,941)        803,342        743,675       16,941          1,563,958
                                      ----------     ---------      ----------     ----------     --------         ----------
MINORITY INTERESTS.................      183,312                       183,312                                        183,312
PREFERRED STOCK, PREFERENCE STOCK
  AND PREFERRED SECURITIES:
  Preferred stock--4 1/2% series...        2,600                         2,600                                          2,600
  Redeemable preferred
    stock--6 1/2% series...........        1,150                         1,150                                          1,150
  Preference stock.................
  Company obligated mandatorily
    redeemable security of trust
    holding solely parent
    debentures.....................      187,500       117,750         305,250         41,879                         347,129
                                      ----------     ---------      ----------     ----------                      ----------
                                         191,250       117,750         309,000         41,879                         350,879
                                      ----------     ---------      ----------     ----------                      ----------
SHAREHOLDERS' EQUITY:
  Common stock.....................       47,942                        47,942                                         47,942
  Paid-in capital..................      240,797                       240,797        539,951     (539,951)           240,797
  Treasury stock...................       (3,681)                       (3,681)                                        (3,681)
  Retained earnings................      112,307                       112,307                                        112,307
  Accumulated other comprehensive
    income.........................         (949)                         (949)                                          (949)
                                      ----------                    ----------     ----------     --------         ----------
                                         396,416                       396,416        539,951     (539,951)           396,416
                                      ----------     ---------      ----------     ----------     --------         ----------
                                      $2,617,361     $   3,809      $2,621,170     $1,493,970     $142,541         $4,257,681
                                      ==========     =========      ==========     ==========     ========         ==========

                                                AS OF DECEMBER 31, 2001
                                                -----------------------
                                         RECENTLY
                                         ANNOUNCED            NORTHWESTERN
                                         OFFERING(16)           PRO FORMA
                                      ----------------        ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents........                           $    15,717
  Restricted cash..................                                30,000
  Accounts receivable, net.........                               461,171
  Inventories......................                               116,988
  Other............................                               124,500
                                                              -----------
                                                                  848,376
PROPERTY, PLANT AND EQUIPMENT,
  NET..............................                             1,929,401
GOODWILL AND OTHER INTANGIBLE
  ASSETS, NET......................                             1,129,607
OTHER ASSETS:
  Investments......................                               120,586
  Other assets.....................     $      5,050              234,761
                                        ------------          -----------
                                               5,050              355,347
                                        ------------          -----------
                                        $      5,050          $ 4,262,731
                                        ============          ===========
LIABILITIES AND SHAREHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term
    debt...........................     $    (44,891)         $   113,504
  Current maturities of long-term
    debt--nonrecourse..............                                29,469
  Short-term debt..................         (650,059)
  Short-term debt of subsidiaries--
    nonrecourse....................                               219,828
  Accounts payable.................                               289,667
  Accrued expenses.................                               415,698
                                        ------------          -----------
                                            (694,950)           1,068,166

LONG-TERM LIABILITIES:
  Long-term debt...................          700,000            1,384,030
  Long-term debt of subsidiaries--
    nonrecourse....................                               462,523
  Deferred income taxes............                                 5,934
  Other noncurrent liabilities.....                               411,471
                                       -------------          -----------
                                             700,000            2,263,958
                                       -------------          -----------

MINORITY INTERESTS.................                               183,312
PREFERRED STOCK, PREFERENCE STOCK
  AND PREFERRED SECURITIES:
  Preferred stock--4 1/2% series...                                 2,610
  Redeemable preferred
    stock--6 1/2% series...........                                 1,150
  Preference stock.................
  Company obligated mandatorily
    redeemable security of trust
    holding solely parent
    debentures.....................                               347,129
                                                              -----------
                                                                  350,879

SHAREHOLDERS' EQUITY:
  Common stock.....................                                47,942
  Paid-in capital..................                               240,797
  Treasury stock...................                                (3,681)
  Retained earnings................                               112,307
  Accumulated other comprehensive
    income.........................                                  (949)
                                                              -----------
                                                                  396,416
                                       -------------          -----------
                                       $       5,050          $ 4,262,731
                                       =============          ===========

    The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                            NORTHWESTERN CORPORATION

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    The Unaudited Pro Forma Combined Financial Information is based on the following assumptions:

    (1) Reflects the receipt of $74.9 million of net proceeds, after deducting offering expenses, from the sale of 3,680,000 shares of common stock issued in October 2001 at $21.25 per share and the application of the net proceeds therefrom.

    (2) Reflects the receipt of $96.4 million of net proceeds, after paying the underwriting commission and offering expenses totaling approximately $3.7 million, from the sale of 4,000,000 shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on December 21, 2001 and the receipt of $6.5 million of net proceeds, after paying the underwriting commission and estimated offering expenses totaling approximately $0.2 million, from the sale of 270,000 additional shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on January 15, 2002 pursuant to the exercise of an overallotment option and the application of the net proceeds therefrom. NorthWestern Capital Financial II used the proceeds from the sale of the 8 1/4% trust preferred securities to purchase $106.8 million aggregate principal amount of our 8 1/4% subordinated debentures due December 15, 2031. We received approximately $102.9 million in net proceeds from the sale of the subordinated debentures, after paying underwriting commissions and offering expenses totaling approximately $3.9 million. We used these net proceeds for general corporate purposes and to repay a portion of the amounts outstanding under our existing credit facility with CIBC Inc. The 8 1/4% trust preferred securities are guaranteed by us and will be redeemed when the subordinated debentures are paid either at maturity on December 15, 2031, or upon early redemption. We may redeem the subordinated debentures on or after December 21, 2006 and before December 21, 2006 if certain changes in tax or investment company law occur or will occur within 90 days, in each case at a redemption price equal to 100% of the principal amount being redeemed plus accumulated and unpaid interest to the date of redemption.

    (3) Reflects the receipt of $107.4 million of net proceeds, after paying the underwriting commission and estimated offering expenses totaling approximately $3.6 million, from the sale of 4,440,000 shares of 8.10% trust preferred securities of NorthWestern Capital Financing III on January 31, 2002 and February 5, 2002 and the application of the net proceeds therefrom. NorthWestern Capital Financial III used the proceeds from the sale of the 8.10% trust preferred securities to purchase
        $111.0 million aggregate principal amount of our 8.10% subordinated debentures due January 15, 2032. We received approximately
        $107.4 million in net proceeds from the sale of the subordinated debentures, after paying underwriting commissions and offering expenses totaling approximately $3.6 million. We used these net proceeds for general corporate purposes and to repay a portion of the amounts outstanding under our old credit facility with CIBC Inc. The 8.10% trust preferred securities are guaranteed by us and will be redeemed when the subordinated debentures are paid either at maturity on January 15, 2032, or upon early redemption. We may redeem the subordinated debentures on or after January 31, 2007 and before January 31, 2007 if certain changes in tax or investment company law occur or will occur within 90 days, in each case at a redemption price equal to 100% of the principal amount being redeemed plus accumulated and unpaid interest to the date of redemption.

    (4) Reflects the results of operations of Montana Power LLC, which we purchased for $1.1 billion, including the assumption of approximately $488.0 million in existing Montana Power LLC debt and preferred stock, net of cash received.

                            NORTHWESTERN CORPORATION

    (5) Reflects NorthWestern's initial financing of the acquisition of Montana Power LLC and the refinancing of our old credit facility with CIBC Inc. with borrowings under our new $1.0 billion credit facility. Borrowings under the new credit facility bear interest at a variable rate and accrued interest at 3.35% per annum as of February 28, 2002. Including amortization of financing charges the effective interest rate under the new credit facility was 5.52% as of February 28, 2002. The new credit facility contains a number of representations and warranties and affirmative and negative covenants, including certain financial ratio maintenance covenants. We intend to use the proceeds from our recently announced offering, together with other debt and equity issuances, to refinance the acquisition term loan portion of the credit facility. We will be required to pay additional fees in the event we are unable to refinance the acquisition term loan by April 16, 2002 and July 15, 2002.

    (6) Reflects the receipt of approximately $695.0 million of net proceeds, after paying discounts and commissions and estimated offering expenses totaling approximately $5.0 million, from our recently announced $700.0 million offering assuming a blended interest rate of 7.5% per annum and the use of the net proceeds therefrom to repay a portion of the acquisition term loan of our new $1.0 billion credit facility discussed in note 5 above. A change of 1/8% in interest rates on the notes would increase or decrease pre-tax interest expense by $875,000 per annum.

    (7) Modified EBITDA includes the EBITDA from our electric and natural gas operations plus the EBITDA of Montana Power LLC and the cash preferred dividend and interest income from our preferred stock and debt investments in our unregulated subsidiaries. This Modified EBITDA excludes restructuring charges. Modified EBITDA does not include EBITDA or EBITDA loss from our unregulated subsidiaries. We have included Montana Power LLC's EBITDA in Modified EBITDA because we intend to transfer its electric and natural gas transmission and distribution operations to NorthWestern Corporation during 2002 and to operate them as part of our NSG division. Our subsidiaries' ability to pay dividends, repay intercompany loans or make other distributions to us may be restricted by, among other things, their availability of funds and the terms of credit and debt arrangements entered into by them, as well as statutory and other legal restrictions.

        The following table shows the calculation of Modified EBITDA (in millions).

NorthWestern electric and natural gas operations, excluding
  restructuring charges.....................................  $ 66.8
Montana Power LLC...........................................   163.4
Cash preferred dividend and interest income from preferred
  stock and debt investments in unregulated subsidiaries....    68.6
Corporate overhead and other net costs, excluding
  restructuring charges.....................................   (17.0)
                                                              ------
                                                              $281.8
                                                              ======

                            NORTHWESTERN CORPORATION

    (8) Interest expense on recourse debt excludes interest expense on the nonrecourse debt of our unregulated subsidiaries and includes associated interest expense on guaranteed nonrecourse debt as shown below (in millions):

Consolidated interest expense...............................  $163.7
Interest expense on nonrecourse debt
  CornerStone Propane Partners, L.P.........................   (48.2)
  Blue Dot Services Inc.....................................    (3.8)
  Expanets..................................................   (17.3)
  Elimination of intercompany interest expense..............    14.4
                                                              ------
                                                              $108.8
                                                              ======

    (9) Recourse debt excludes nonrecourse debt of our unregulated subsidiaries, but includes guarantees from NorthWestern on nonrecourse debt of our unregulated subsidiaries as shown below (in millions):

Recourse debt.............................................  $1,497.5
Guarantees on nonrecourse debt............................      93.0
                                                            --------
                                                            $1,590.5
                                                            ========

   (10) Total capitalization includes recourse debt of approximately $1,590.5 million, and preferred securities and preferred stock and shareholders' equity of approximately $747.3 million.

   (11) Reflects the receipt of $6.5 million of net proceeds, after paying the underwriting commission and estimated offering expenses totaling approximately $0.2 million, from the sale of 270,000 shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on January 15, 2002 pursuant to the exercise of an overallotment option and the application of the net proceeds therefrom as described in note 2 above.

   (12) Reflects the receipt of $107.4 million of net proceeds, after paying the underwriting commission and estimated offering expenses totaling approximately $3.6 million, from the sale of 4,440,000 shares of 8.10% trust preferred securities of NorthWestern Capital Financing III on January 31, 2002 and February 5, 2002 and the application of the net proceeds therefrom as described in note 3 above.

   (13) Reflects the balances of Montana Power LLC. Purchase adjustments have been made to the assets and liabilities of Montana Power LLC to reflect the effect of the acquisition accounted for under the purchase method of accounting. Pro forma adjustments include certain cash accounts representing excess proceeds from The Utility's previous sale of generation assets, which cash will be applied to reduce transition and stranded costs under the jurisdiction of the MPSC and the FERC.

   (14) Reflects NorthWestern's initial financing of the acquisition of Montana Power LLC and the refinancing of our old credit facility with CIBC Inc. with borrowings under our new $1.0 billion credit facility described in note 5 above. The portion of such existing borrowings not refinanced with the proceeds of our recently announced offering will continue to be reflected as short-term debt. Goodwill has been recognized, representing the portion of the purchase price in excess of the fair value of

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                            NORTHWESTERN CORPORATION

    NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION (CONTINUED)

       identified assets and liabilities. No amortization of goodwill is included in the Unaudited Pro Forma Combined Financial Information, as provided in Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," for business combinations completed after June 30, 2001. The allocation of the purchase price is based on the fair value of identified assets and liabilities as of the date the business combination was completed. Accordingly, goodwill has been adjusted as a result of the determination of such fair value and thus will differ from the amount reported in the Unaudited Pro Forma Combined Balance Sheet. While we believe the historical assets and liabilities approximate fair value, if we identify any intangible assets separate from goodwill, they will be subject to amortization.

   (15) Reflects $50.5 million in purchase accounting adjustments related to:

       - $5.5 million current liability for estimated losses under supply contracts related to qualifying facilities for the partial year 2002 for the period prior to the July 1, 2002 effective date of the MPSC approved stipulation for recovery of transition costs.

       - $15 million ($10 million current and $5 million noncurrent) liability for estimated costs related to acquisition integration and transition to NorthWestern operating practices.

       - $30 million noncurrent liability for an estimated increase to environmental reserves.

   (16) Reflects the receipt of $695.0 million of net proceeds, after paying discounts and commissions and estimated offering expenses totaling approximately $5.0 million, from our recently announced $700.0 million offering assuming a blended interest rate of 7.5% per annum and the use of the net proceeds therefrom to repay a portion of the acquisition term loan of our new $1.0 billion credit facility.


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